CERTIFICATION OF SHAREHOLDER REPORT

In connection with the Certified Shareholder Report of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Company”) on Form N-CSR for the period ended April 30, 2024, as filed with the Securities and Exchange Commission (the “Report”), I, Glenn Brightman, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 28, 2024	/s/ Glenn Brightman
Glenn Brightman, Principal Executive Officer

CERTIFICATION OF SHAREHOLDER REPORT

In connection with the Certified Shareholder Report of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Company”) on Form N-CSR for the period ended April 30, 2024, as filed with the Securities and Exchange Commission (the “Report”), I, Adrien Deberghes, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 28, 2024	/s/ Adrien Deberghes
Adrien Deberghes, Principal Financial Officer